UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 12, 2008

WORKSTREAM INC.

(Exact Name of Registrant as Specified in Charter)

CANADA	001-15503	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA K2K-3G1

(Address of Principal Executive Offices) (Zip Code)

(613) 270 0619

 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 12, 2008, Workstream Inc. (the “Company”), Workstream Merger Sub Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), Empagio Acquisition LLC (“Empagio”) and SMB Capital Corp., a wholly-owned subsidiary of Empagio (“SMB”), announced they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated as of February 12, 2008. Pursuant to the Merger Agreement, SMB will merge with and into Merger Sub, with Merger Sub surviving the merger.

A copy of the joint press release of the Company and Empagio announcing the execution of the Merger Agreement is included herein as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1  Press Release of Workstream Inc. and Empagio Acquisition LLC dated February 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSTREAM INC.

Dated: February 13, 2008	By:	/s/ Deepak Gupta
Name: Deepak Gupta Title: Chief Executive Officer